POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael L. Bennett

hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, Eliot G. Protsch and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of July, 2004.

/s/ Michael L. Bennett
Michael L. Bennett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, Eliot G. Protsch and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of July, 2004.

/s/ Jack B. Evans
Jack B. Evans

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, Eliot G. Protsch and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of July, 2004.

/s/ Katharine C. Lyall
Katharine C. Lyall

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, Eliot G. Protsch and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of July, 2004.

/s/ Singleton B. McAllister
Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ann K. Newhall

hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, Eliot G. Protsch and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of July, 2004.

/s/ Ann K. Newhall
Ann K. Newhall

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David A. Perdue

hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, Eliot G. Protsch and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of July, 2004.

/s/ David A. Perdue
David A. Perdue

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, Eliot G. Protsch and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of July, 2004.

/s/ Judith D. Pyle
Judith D. Pyle

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, Eliot G. Protsch and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of July, 2004.

/s/ Robert W. Schlutz
Robert W. Schlutz

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, Eliot G. Protsch and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of July, 2004.

/s/ Anthony R. Weiler
Anthony R. Weiler